United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     April 4, 2003

IMAGE ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

California	0-11071	84-0685613
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9333 Oso Avenue, Chatsworth, California 91311

(Address of principal executive offices, including zip code)

(818) 407-9100
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Item 9.   Regulation FD Disclosure.

On April 4, 2003, Image Entertainment, Inc. (the “Company”) issued a press release announcing the resignation of Stuart Segall from the Company’s Board of Directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAGE ENTERTAINMENT, INC.
Registrant

Dated: April 4, 2003	By:	/s/ JEFF M. FRAMER
		Name	Jeff M. Framer
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued on April 4, 2003.